UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                               Amendment No. 4 to
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 13, 2006

                                   Averox Inc.
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             (Exact name of registrant as specified in its charter)

           Nevada                   000-28867                  88-0407936
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(State or other jurisdiction       (Commission              (I.R.S. Employer
      of incorporation)            File Number)            Identification No.)

Suite No. 7, Ground Floor, Evacuee Trust Complex, Agha Khan Rd.,
                   F 5/1 Islamabad, Pakistan
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           (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code +92-51-2875737


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On November 14, 2006, Averox Inc. (the "Registrant") filed a Current Report on Form 8-K as amended by Amendment No. 1 to Form 8-K filed on November 16, 2006, Amendment No. 2 to Form 8-K filed on January 18, 2007 and Amendment No. 3 to Form 8-K filed on January 18, 2007 (collectively, the "Current Report") reporting that the Registrant approved a change in the independent accountants of the Registrant. This Amendment No. 4 to the Current Report is being filed to add additional disclosure as follows:

      (b) On January 4, 2007, Morgenstern, Svoboda & Baer, CPA, P.C. ("Morgenstern") was engaged as the Registrant's new independent certified accountants. During the two most recent fiscal years and the interim period preceding the engagement of Morgenstern, the Registrant has not consulted with Morgenstern regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant's financial statements; or (ii) any matter that was either the subject of a disagreement or event identified in paragraph (a)(1)(iv) of Item 304 of Regulation S-B.


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

                                    Signature

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AVEROX INC.


Date: February 7, 2007                   By: /s/ Salman Mahmood
                                             -----------------------------------
                                         Name:  Salman Mahmood
                                         Title: Chairman of the Board and Chief
                                                Executive Officer,
                                                (Principal Executive Officer)


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